EXHIBIT 32.2
CERTIFICATION PURSUANT TO
SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Treasurer and Chief Financial Officer of Optimal Group Inc. (the “Company”), does hereby certify that to the best of the undersigned’s knowledge:
1)	the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 (the “Report”), fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 31, 2010	/s/ Gary S. Wechsler
Gary S. Wechsler
Treasurer and Chief Financial Officer